Exhibit 99.2
Furmanite Corporation Review of 2009 Charles R. Cox, Chairman & CEO Joseph E. Milliron, President & COO Robert S. Muff, Principal Financial Officer

Safe Harbor Statement Certain of the Company's statements in this presentation are not purely historical, and as such are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management's plans, beliefs, expectations, intentions or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company's business, and other risks and uncertainties detailed most recently in this presentation and the Company's Form 10-K as of December 31, 2009 filed with the Securities and Exchange Commission. One or more of these factors have affected, and could in the future affect the Company's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this presentation are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements. 2 3/12/2010

Consolidated Statements of Operations ($ in 000s except per share amounts) (Unaudited) 3/12/2010 3 Three Months Three Months Three Months Three Months Three Months Twelve Months Twelve Months Twelve Months Twelve Months Twelve Months Ended December 31, Ended December 31, Ended December 31, Ended December 31, Ended December 31, Ended December 31, Ended December 31, Ended December 31, Ended December 31, Ended December 31, 2009 2008 Change 2009 2008 Change Revenues $ 72,425 $ 81,487 $ (9,062) $ 275,940 $320,942 $ (45,002) Operating costs 50,838 53,794 (2,956) 187,269 207,748 (20,479) Depreciation & Amortization 1,642 1,379 263 5,995 5,784 211 Selling, general and administrative 22,443 21,606 837 81,142 80,409 733 Operating (loss) income (2,498) 4,708 (7,206) 1,534 27,001 (25,467) Interest and other income (expense), net (239) (479) 240 (945) (1,445) 500 Pretax (loss) income (2,737) 4,229 (6,966) 589 25,556 (24,967) Income tax (expense) benefit (1,407) 868 (2,275) (3,419) (3,688) 269 Net (loss) income $ (4,144) $ 5,097 (9,241) $ (2,830) $ 21,868 $ (24,698) Diluted EPS $ (0.12) $ 0.14 $ (0.26) $ (0.08) $ 0.59 $ (0.67)

Adjustments for Currency Rates ($ in 000s except percentages) 3/12/2010 4 Three Months Ended Three Months Ended Three Months Ended December 31, December 31, December 31, 2009 2008 Change Revenues: Americas $ 31,329 $ 39,489 (21%) Europe 30,870 35,355 (13%) Asia-Pacific 10,226 6,643 54% Total revenues $ 72,425 $ 81,487 (11%) Currency adjusted revenues: Americas $ 31,329 $ 39,489 (21%) Europe 29,935 35,355 (15%) Asia-Pacific 8,540 6,643 29% Total currency adjusted revenues $ 69,804 $ 81,487 (14%)

Adjustments for Currency Rates ($ in 000s except percentages) 3/12/2010 5 Three Months Ended Three Months Ended Three Months Ended December 31, December 31, December 31, 2009 2008 Change Operating (loss) income after allocation of headquarter costs: Americas $ (1,959) $ (458) (328%) Europe (2,348) 4,435 (153%) Asia-Pacific 1,809 731 147% Total operating (loss) income after allocation of headquarter costs $ (2,498) $ 4,708 (153%) Currency adjusted operating (loss) income after allocation for headquarter costs: Americas $ (1,959) $ (458) (328%) Europe (2,265) 4,435 (151%) Asia-Pacific 1,471 731 101% Total currency adjusted operating (loss) income after allocation of headquarter costs (2,753) 4,708 (158%) Net (loss) income $ (4,144) $ 5,097 (181%) Currency adjusted net (loss) income $ (4,315) $ 5,097 (185%)

December 31, December 31, 2009 2008 Change Cash $ 36,117 $ 30,793 $ 5,324 Trade receivable, net 52,021 64,879 (12,858) Inventories 26,827 24,868 1,959 Other current assets 9,085 7,187 1,898 Total current assets 124,050 127,727 (3,677) Property and equipment, net 30,168 29,278 890 Other assets 20,771 16,273 4,498 Total assets $ 174,989 $ 173,278 $ 1,711 Total current liabilities $ 44,439 $ 43,901 $ 538 Total long-term debt, non-current 30,139 35,363 (5,224) Other liabilities 15,081 2,697 12,384 Total stockholders' equity 85,330 91,317 (5,987) Total liabilities and stockholders' equity $ 174,989 $ 173,278 $ 1,711 Condensed Consolidated Balance Sheets ($ in 000s) 3/12/2010 6

Condensed Consolidated Cash Flows ($ in 000s) 3/12/2010 7 Twelve Months Ended Twelve Months Ended Twelve Months Ended December 31, December 31, December 31, 2009 2008 Change Net (loss) income $ (2,830) $ 21,868 $ (24,698) Depreciation, amortization and other non-cash items 6,524 7,315 (791) Working capital changes 14,263 (12,664) 26,927 Net cash provided by operating activities 17,957 16,519 1,438 Capital expenditures (6,541) (8,014) 1,473 Proceeds from issuance of debt 35,049 - 35,049 Payments on debt (40,435) (8,170) (32,265) Other, net (986) 582 (1,568) Effect of exchange rate changes on cash 280 (1,694) 1,974 Increase (decrease) in cash and cash equivalents 5,324 (777) 6,101 Cash and cash equivalents at beginning of year 30,793 31,570 (777) Cash and cash equivalents at end of year $ 36,117 $ 30,793 $ 5,324

Furmanite Top 10 Customer (in Thousands of USD) 8 3/12/2010 2007 $ 2008 $ 2009 $ CUSTOMER SALES CUSTOMER SALES CUSTOMER SALES FURMANITE COMBINED $290,287.0 $320,942.0 $275,940.0 CUSTOMER A 15,242.0 5.3% CUSTOMER A 18,341.0 5.7% CUSTOMER A 19,883.0 7.2% CUSTOMER B 8,753.1 3.0% CUSTOMER B 7,652.0 2.4% CUSTOMER B 8,209.0 3.0% CUSTOMER C 9,793.0 3.4% CUSTOMER C 17,849.0 5.6% CUSTOMER C 7,656.0 2.8% CUSTOMER I 3,160.0 1.1% CUSTOMER M 3,841.0 1.2% CUSTOMER D 7,301.0 2.6% CUSTOMER E 7,279.5 2.5% CUSTOMER E 10,404.0 3.2% CUSTOMER E 6,283.0 2.3% CUSTOMER P 3,418.0 1.2% CUSTOMER F 4,053.0 1.3% CUSTOMER F 5,555.0 2.0% CUSTOMER G 4,718.8 1.6% CUSTOMER G 4,586.0 1.4% CUSTOMER G 4,619.0 1.7% CUSTOMER H 4,346.5 1.5% CUSTOMER H 7,869.0 2.5% CUSTOMER H 3,418.0 1.2% CUSTOMER K 3,354.3 1.2% CUSTOMER N 4,930.0 1.5% CUSTOMER I 3,134.0 1.1% CUSTOMER L 3,192.8 1.1% CUSTOMER O 4,057.0 1.3% CUSTOMER J 2,967.0 1.1% Total 63,258.0 $83,582.0 $69,025.0

Turnaround Services United Asia- States Europe Pacific Total Year ended December 31, 2009: Year ended December 31, 2009: Year ended December 31, 2009: Turnaround services Turnaround services 57,073 54,084 16,120 127,277 Year ended December 31, 2008: Year ended December 31, 2008: Year ended December 31, 2008: Turnaround services Turnaround services 74,703 81,672 17,976 174,351 Difference (17,630) (27,588) (1,856) (47,074) 3/12/2010 9

United Asia- States Europe Pacific Total Year ended December 31, 2009: Year ended December 31, 2009: Year ended December 31, 2009: Under pressure services Under pressure services $ 44,268 $ 38,891 $ 15,365 $ 98,524 Year ended December 31, 2008: Year ended December 31, 2008: Year ended December 31, 2008: Under pressure services Under pressure services $ 48,701 $ 43,936 $ 10,948 $ 103,585 Difference $ (4,433) $ (5,045) $ 4,417 $ (5,061) Under Pressure Services 10 3/12/2010

Furmanite Corporation Review of 2009 3/12/2010 11